Summary of Significant Accounting Policies - Schedule of Other Property and Investments (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Investment [Line Items]
Net cash surrender value of COLI policies	$ 99,000	$ 99,000
Other property	13,000	10,000
Total	313,531	326,743
Centuri Construction Group Inc [Member]
Investment [Line Items]
Centuri property, equipment, and intangibles	423,000	405,000
Centuri accumulated provision for depreciation and amortization	$ (221,000)	$ (187,000)